Intangible Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about intangible assets [abstract]
Intangible Exploration and Evaluation Assets
INTANGIBLE EXPLORATION AND EVALUATION ASSETS

The following table reconciles the changes in TransGlobe's exploration and evaluation assets:

($000s)	2018	2017
Balance, beginning of year	$41,478	$105,869
Additions	9,288	16,905
Transfer to petroleum and natural gas assets	—	(2,271)
Impairment loss	(14,500)	(79,025)
Balance, end of year	$36,266	$41,478

For the year ended December 31, 2018, the Company recorded an impairment loss of $14.5 million on its exploration and evaluation assets which is fully related to the North West Sitra concession. It was determined that an impairment loss was necessary as no commercially viable quantities of oil were discovered and no further drilling activities are planned. As at December 31, 2018, the recoverable amount of the North West Sitra cash-generating unit is $nil.

In 2017 the Company recorded an impairment loss of $79.0 million on its exploration and evaluation assets. The total loss related to the South West Gharib concession ($1.2 million), the North West Gharib concession ($67.5 million) and the South Alamein concession ($10.3 million).

During 2018, the Company spent $5.6 million and $3.2 million on exploration and evaluation activities at North West Sitra and South Ghazalat, respectively. In Canada the Company incurred $0.5 million in land acquisition costs.

Exploration and evaluation assets as at December 31, 2018 includes $12.5 million in South Alamein (December 31, 2017 - $13.3 million), $23.2 million in South Ghazalat (December 31, 2017 - $20.0 million), $nil in North West Sitra (December 31, 2017 - $8.2 million) and $0.5 million in Canada (2017 - $nil).